NAVIGATOR TACTICAL FIXED INCOME FUND

Class A	Ticker: NTBAX
Class C	Ticker: NTBCX
Class I	Ticker: NTBIX

(a series of Northern Lights Fund Trust)

Supplement dated May 5, 2017 to the Prospectus dated January 30, 2017

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Please be advised that the fee table for the Fund has been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses(1)	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.91%	2.66%	1.66%
Fee Waiver and/or Expense Reimbursement (2)	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	2.15%	1.15%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with other derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) will not exceed 1.40%, 2.15%, and 1.15% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$512	$802	$1,112	$1,992
C	$218	$673	$1,154	$2,483
I	$117	$365	$633	$1,398

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 30, 2017, and Statement of Additional Information (“SAI”), dated January 30, 2017. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.